AMENDMENT TO
                             SUB-ADVISORY AGREEMENT


         The following amendment is made to the Sub-Advisory Agreement effective June 30, 2003, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser") and BNY Investment Advisors (the "Sub-adviser) dated April 1, 2003, (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

         Schedule A is hereby amended by deleting the existing Schedule A and replacing it with the Schedule A attached hereto and incorporated herein by reference.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.

                                                          GW CAPITAL MANAGEMENT, LLC
                                                          (d/b/a Maxim Capital Management, LLC)


Attest:                                                   By:
            -----------------------------------------                ----------------------------------------------

Name:                                                     Name:
            -----------------------------------------            -----------------------------------------

Title:                                                    Title:
            -----------------------------------------                ----------------------------------------------


                                                          MAXIM SERIES FUND, INC.


Attest:                                                   By:
            -----------------------------------------                ----------------------------------------------

Name:                                                     Name:
            -----------------------------------------            -----------------------------------------

Title:                                                    Title:
            -----------------------------------------                ----------------------------------------------


                                                           BNY INVESTMENT ADVISORS


Attest:                                                   By:
            -----------------------------------------                ----------------------------------------------

Name:                                                     Name:
            -----------------------------------------            -----------------------------------------

Title:                                                    Title:
            -----------------------------------------                ----------------------------------------------




                                   Schedule A


Maxim Stock Index Portfolio
Maxim Index 600 Portfolio
Maxim Value Index Portfolio
Maxim Growth Index Portfolio
Maxim Index 400 Portfolio
Maxim Index European Portfolio
Maxim Index Pacific Portfolio
Maxim S&P 500 Index(R) Portfolio